                                                                    EXHIBIT 10.4

                              SUBLEASE AGREEMENT
                              ------------------

     This SUBLEASE AGREEMENT ("Sublease") is made and entered into as of August __, 1998 by and between GENSIA SICOR INC., a Delaware corporation
("Sublandlord") and ILLUMINA, INC., a__________ corporation ("Subtenant").

     WHEREAS, GENA PROPERTY COMPANY, a California general partnership, as landlord ("Landlord"), and Sublandlord, as tenant, are parties to a certain Lease Agreement dated as of December 21, 1993 ("Master Lease") whereby Landlord leased to Sublandlord two (2) buildings (the "Buildings") located at 9360 (the "9360 Building") and 9390 (the "9390 Building") Towne Centre Drive, San Diego, CA 92121 (collectively, the "Master Premises") as more particularly described in the Master Lease, upon the terms and conditions contained therein. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein. A copy of those portions of the Master Lease which are applicable to this Sublease is attached hereto as Exhibit "A" and made a part hereof. Hereinafter, the term "Master Lease" shall refer to only those portions of the Master Lease which are intended to be applicable to this Sublease, as attached hereto as Exhibit "A".

     WHEREAS, Sublandlord and Subtenant are desirous of entering into a sublease of that portion of the 9390 Building crosshatched on the demising plan annexed hereto as Exhibit "B" and made a part hereof ("Sublease Premises") on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

     1.  Demise.  Sublandlord hereby subleases and demises to Subtenant and
         ------
Subtenant hereby hires and subleases from Sublandlord the Sublease Premises (which, based on Sublandlord's measurement thereof in accordance with its customary practice, the parties stipulate contain an aggregate of [*] rentable square feet of laboratory space located in the 9390 Building), upon and subject to the terms, covenants and conditions hereinafter set forth. Subject to any existing rights in favor of other subtenants within the Buildings with respect thereto, Sublandlord shall endeavor to notify Subtenant in the event space comprising approximately 6000 rentable square feet becomes available for subleasing on the first floor of the 9390 Building. Subtenant shall have five
(5) business days to respond to such notification with an offer to sublease such additional space. The foregoing does not constitute an option with respect to any such space in favor of Subtenant and Sublandlord shall not be required to enter into exclusive negotiations with Subtenant with respect thereto.

     2.  Lease Term.
         ----------

         (a)  Lease Term.  The term of this Sublease ("Term") shall commence on
              ----------
August 21, 1998, or (ii) the date upon which Subtenant, or any person occupying any of the Sublease Premises with Subtenant's permission, commences business operations from the Sublease Premises ("Sublease Commencement Date") and end, unless sooner terminated as provided herein, on August 20, 2000 ("Sublease Expiration Date").

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____________________
[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

         (b)  Option to Extend.  Notwithstanding the provisions of Section
              ----------------
2(a) to the contrary and provided Subtenant is not in default under this Sublease at the time of the exercise thereof or at the time of its occupancy pursuant thereto, Subtenant shall have one (1) option to extend this Sublease ("Option to Extend") as to the Sublease Premises for an additional one (1) year period. The Option to Extend shall be exercisable by Subtenant upon delivery of prior written notice (the "Exercise Notice") thereof to Sublandlord. Each Exercise Notice shall be given not later than ninety (90) days prior to the then-expiration of the Term. In the event Subtenant shall exercise its Option to Extend pursuant to the provisions set forth herein, the Term of this Sublease shall be extended by the period applicable to such Option to Extend and the Sublease Expiration Date shall be deemed to be the expiration date of such extended Term of this Sublease. Such extended Term shall be on all the terms and conditions of this Sublease, as applicable, including the rental rate applicable to the Sublease Premises for which occupancy is so extended.

     3.  Use.  The Sublease Premises shall be used and occupied by Subtenant
         ---
solely for research, development and laboratory uses in compliance with the Master Lease and for no other purpose.

     4.  Subrental.
         ---------

         (a)  Base Rental. Beginning with the Sublease Commencement Date, and
              -----------
thereafter during the Term of this Sublease and ending on the Sublease Expiration Date, Subtenant shall pay to Sublandlord monthly installments of base rent in the amount of $_______ each ("Base Rental") calculated at the monthly rate of [*] per rentable square foot of the Premises. On each anniversary of the Sublease Commencement Date, the Base Rental shall increase by an amount equal to [*] of the then-existing Base Rental.

     The first monthly installment of Base Rental shall be paid by Subtenant concurrently with the execution of this Sublease by Subtenant. Base Rental and additional rent shall hereinafter be collectively referred to as "Rent."

         (b)  Prorations.  If the Sublease Commencement Date is not the first
              ----------
(1st) day of a month, or if the Sublease Expiration Date is not the last day of a month, a prorated installment of monthly Base Rental based on a thirty (30) day month shall be paid for the fractional month during which the Term commenced or terminated.

         (c)  Normal Operating Expenses.  Beginning with the Sublease
              -------------------------
Commencement Date and continuing to the Sublease Expiration Date, Subtenant shall pay to Sublandlord as additional rent for this subletting the cost of all additional expenses, costs and charges payable to Landlord or to third party providers by Sublandlord resulting from Subtenant's use of the Sublease Premises, which are not Normal Operating Expenses (as defined below) for the Building and the Sublease Premises. The term "Normal Operating Expenses" shall mean the full cost of all operating expenses (including Building maintenance, common area expenses, insurance premiums for casualty insurance maintained by Sublandlord with respect to the Building, but excluding any insurance coverages for Subtenant's personal property), security and janitorial services provided by Sublandlord and real estate taxes, applicable to the Sublease

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____________________
[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Premises which are allocable to Subtenant's normal and customary use of the Sublease Premises in accordance with this Sublease. Normal Operating Expenses shall include Subtenant's utility charges for electricity usage to the extent not separately metered to Subtenant and shall exclude other excess or non-standard costs, expenses or charges incurred with respect to Subtenant's use or occupancy of the Sublease Premises which are incurred or requested by Subtenant. Subtenant shall not be responsible for payment of any Impositions (as defined in Paragraph 9(a) of the Master Lease) which are part of the Normal Operating Expenses or which are not otherwise made the responsibility of Subtenant pursuant to this Sublease.

         (d)  Payment of Rent.  Except as otherwise specifically provided in
              ---------------
this Sublease, Rent shall be payable in lawful money without demand, and without offset, counterclaim, or setoff in monthly installments, in advance, on the first day of each and every month during the Term of this Sublease. All of said Rent is to be paid to Sublandlord at its office at the address set forth in
Section 13 herein, or at such other place or to such agent and at such place as Sublandlord may designate by notice to Subtenant. Any additional rent payable on account of items which are not payable monthly by Sublandlord to Landlord under the Master Lease is to be paid to Sublandlord as and when such items are payable by Sublandlord to third parties or to Landlord under the Master Lease, unless a different time for payment is elsewhere stated herein. Upon written request therefor, Sublandlord agrees to provide Subtenant with copies of any statements or invoices received by Sublandlord from Landlord pursuant to the terms of the Master Lease.

         (e)  Late Charge.  Subtenant shall pay to Sublandlord an
              -----------
administrative charge at an annual interest rate equal to the Prime Rate plus three percent (3%) ("Interest Rate") on all amounts of Rent payable hereunder which are not paid within three (3) business days of the date on which such payment is due, such charge to accrue from the date upon which such amount was due until paid.

     5.  Security Deposit.  Concurrently with the execution of this Sublease,
         ----------------
Subtenant shall deposit with Sublandlord the sum of __________________________ Dollars ($_____) ("Deposit"), which shall be held by Sublandlord as security for the full and faithful performance by Subtenant of its covenants and obligations under this Sublease. The Deposit is not an advance Rent deposit, an advance payment of any other kind, or a measure of Sublandlord's damage in case of Subtenant's default. If Subtenant defaults in the full and timely performance of any or all of Subtenant's covenants and obligations set forth in this Sublease, then Sublandlord may, from time to time, without waiving any other remedy available to Sublandlord, use the Deposit, or any portion of it, to the extent necessary to cure or remedy the default or to compensate Sublandlord for all or a part of the damages sustained by Sublandlord resulting from Subtenant's default. Subtenant shall immediately pay to Sublandlord within five (5) days following demand, the amount so applied in order to restore the Deposit to its original amount, and Subtenant's failure to immediately do so shall constitute a default under this Sublease. If Subtenant is not in default with respect to the covenants and obligations set forth in this Sublease at the expiration or earlier termination of the Sublease, Sublandlord shall return the Deposit to Subtenant after the expiration or earlier termination of this Sublease. Sublandlord's obligations with respect to the Deposit are those of a debtor and not a trustee. Sublandlord shall not be required to maintain the Deposit separate and apart from Sublandlord's general or other

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funds and Sublandlord may commingle the Deposit with any of Sublandlord's general or other funds. Subtenant shall not at any time be entitled to interest on the Deposit.

     6.  Signage.  Subtenant shall have no right to maintain Subtenant
         -------
identification signs in any location in, on, or about the Premises other than a listing in the lobby directory for the Building and an identification sign located at the entry to the Sublease Premises, the size, appearance and location of such signs to be subject to Sublandlord's prior approval. The cost of such signs, including the installation, maintenance and removal thereof, shall be at Subtenant's sole cost and expense. If Subtenant fails to maintain its Sublease Premises sign, or if Subtenant fails to remove same upon the expiration or earlier termination of this Sublease and repair any damage caused by such removal, Sublandlord may do so at Subtenant's expense and Subtenant shall reimburse Sublandlord for all actual costs incurred by Sublandlord to effect such removal.

     7.  Parking.  At no additional rent or charge, Subtenant shall have the
         -------
right, during the Term of this Sublease, to use on a non-reserved basis parking spaces in the parking facilities of the Buildings in number equal to 3.6 spaces per 1,000 square feet of rentable area of the Sublease Premises. All such parking privileges shall be subject to the terms and conditions set forth in the Master Lease.

     8.  Incorporation of Terms of Master Lease.
         --------------------------------------

         (a) This Sublease is subject and subordinate to the Master Lease. Subject to the modifications set forth in this Sublease, the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were "Landlord" and "Tenant," respectively, under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. Notwithstanding the foregoing, to the extent provisions of the Master Lease are unique and personal to Sublandlord's interest in the Buildings pursuant to the Master Lease or are indicated on the attached Exhibit "A" as intentionally omitted from the Master Lease, Subtenant shall not be required to comply with such provisions. Provisions which are personal and unique to Sublandlord under the Master Lease include, but are not limited to, Paragraphs 17, 18 and 19 of the Master Lease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall govern. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof.

         (b) For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

              (i) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.

              (ii) In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, including, without limitation, the provisions of Sections 10(c) and 10(f) thereof,

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

     Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord. In any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory.

              (iii) In the event of any taking by eminent domain or casualty to the Sublease Premises such that Subtenant is deprived of the use and occupancy of greater than fifty percent (50%) of the Sublease Premises for a period in excess of ninety (90) days, Subtenant and Sublandlord shall each have the right to terminate this Sublease upon not less than thirty
     (30) days written notice to the other. In the event of any such taking by eminent domain or casualty such that Subtenant is deprived of fifty percent (50%) or less of the use and occupancy of the Sublease Premises, or in the event Subtenant elects to continue occupancy of the remaining portion of the Sublease Premises after the occurrence of a taking or casualty giving Subtenant a right to terminate this Sublease, the Rent shall be proportionally reduced for the portion of the Term during which Subtenant is prevented from using and occupying the damaged or taken portion of the Sublease Premises. Sublandlord shall have no obligation to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain, and Subtenant shall have no rights to any portion of the award in any eminent domain proceeding affecting the Sublease Premises.

         (c) During the Term, Subtenant shall not be required to maintain casualty insurance policies and coverages with respect to the Sublease Premises and Subtenant shall be named as an additional insured under such policies maintained by Sublandlord (to the extent of Subtenant's interest in the Sublease Premises), evidence of such coverage to be in the form of a certificate of insurance provided by Sublandlord to Subtenant; provided,
                                                                    ---------
     however, such policies and coverages maintained by Sublandlord with respect
     -------
     to the Buildings and the Sublease Premises shall not include coverage for Subtenant's personal property and Subtenant, at its sole cost and expense, shall maintain such policies and coverages with respect to its personal property as it may elect. During the Term, Subtenant shall maintain a policy of comprehensive general liability insurance with respect to its occupancy of, and activities on, the Sublease Premises and related common areas, which coverage shall be subject to any required waivers of subrogation as are described under Paragraph 16 of the Master Lease and shall have a minimum policy limit of $4,000,000 and shall otherwise meet the requirements of the Master Lease for such insurance coverage. All such policies shall name Sublandlord, Landlord and any other party required to be so named under the Master Lease as additional insureds thereunder and shall be with carriers reasonably acceptable to Sublandlord and, in all events, in accordance with the requirements of the Master Lease except as otherwise provided hereinabove. In the event Subtenant elects to carry its own policies of casualty insurance with respect to the Sublease Premises, all such policies shall name Sublandlord as an additional insured thereunder.

     9.  Subtenant's Obligations.  Subtenant covenants and agrees that all
         -----------------------
obligations of Sublandlord under the Master Lease shall be done or performed by Subtenant with respect to the Sublease Premises, except as otherwise provided by this Sublease, and Subtenant's obligations shall run to Sublandlord and Landlord as Sublandlord may determine to be appropriate or be required by the respective interests of Sublandlord and Landlord. Subtenant agrees to indemnify Sublandlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities, except for special or consequential damages (including reasonable

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attorneys' fees), incurred as a result of the non-performance, non-observance or non-payment of any of Sublandlord's obligations under the Master Lease which, as a result of this Sublease, became an obligation of Subtenant. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning said payment. Subtenant shall not do, nor permit to be done, any act or thing which is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease.

     10.  Sublandlord's Obligations.  Sublandlord covenants and agrees that all
          -------------------------
obligations of Sublandlord under the Master Lease, other than those which are to be done or performed by Subtenant, with respect to the Sublease Premises shall be done or performed by Sublandlord. Sublandlord agrees that Subtenant shall be entitled to receive all services and repairs to be provided by Landlord to Sublandlord under the Master Lease with respect to the Sublease Premises. Subtenant shall look solely to Landlord for all such services and shall not, under any circumstances, seek nor require Sublandlord to perform any of such services, nor shall Subtenant make any claim upon Sublandlord for any damages which may arise by reason of Landlord's default under the Master Lease; provided, however, Sublandlord shall provide all necessary assistance and cooperation to Subtenant (at no material cost or liability to Sublandlord) to enforce Sublandlord's rights under the Master Lease to compel performance by Landlord with respect to such services or repairs to which Subtenant is entitled. Any condition resulting from a default by Landlord shall not constitute as between Sublandlord and Subtenant an eviction, actual or constructive, of Subtenant and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction in or abatement of the Rent provided for in this Sublease unless, and to the extent, Sublandlord is excused from performance, or entitled to a reduction or abatement of its rental obligations to Landlord under the Master Lease also. In furtherance of the foregoing, Subtenant does hereby waive any cause of action and any right to bring any action against Sublandlord by reason of any act or omission of Landlord under the Master Lease, subject to the right of assistance and cooperation from Sublandlord described above. Sublandlord covenants and agrees with Subtenant that Sublandlord will pay all fixed rent and additional rent payable by Sublandlord pursuant to the Master Lease to the extent that failure to perform the same would adversely affect Subtenant's use or occupancy of the Sublease Premises. Sublandlord shall extend all reasonable cooperation to Subtenant (at no material cost or liability to Sublandlord) to enable Subtenant to receive the benefits under this Sublease, as the same are dependent upon performance under the Master Lease.

     11.  Default by Subtenant.  In the event Subtenant shall be in default of
          --------------------
any covenant of, or shall fail to honor any obligation under, this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (a) to Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder or (b) at law.

     12.  Quiet Enjoyment.  So long as Subtenant pays all of the Rent due
          ---------------
hereunder and performs all of Subtenant's other obligations hereunder, Sublandlord shall do nothing to affect Subtenant's right to peaceably and quietly have, hold and enjoy the Sublease Premises.

     13.  Notices.  Anything contained in any provision of this Sublease to the
          -------
contrary notwithstanding, Subtenant agrees, with respect to the Sublease Premises, to comply with and remedy any default in this Sublease or the Master Lease which is Subtenant's obligation to cure,

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

within the period allowed to Sublandlord under the Master Lease, even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord. Sublandlord agrees to forward to Subtenant, promptly upon receipt thereof by Sublandlord, a copy of each notice of default with respect to Subtenant's obligations under this Sublease received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received.

     Notices to Sublandlord shall be sent to the attention of:

     Gensia Sicor, Inc.
     19 Hughes
     Irvine, CA  92628
     Attn: Chief Financial Officer

     Notices to Subtenant shall be sent to the attention of:

     Illumina, Inc.
     2187 Newcastle Avenue, Suite 101
     Cardiff, CA  92007
     Attn: President

     14.  Broker.  Sublandlord and Subtenant represent and warrant to each
          ------
other that no brokers were involved in connection with the negotiation or consummation of this Sublease other than John Burnham & Company. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

     15. Condition of Premises. Subtenant acknowledges that it is subleasing the Sublease Premises "as- is" in an unfurnished condition and that Sublandlord is not making any representation or warranty concerning the condition of the Sublease Premises and that Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant's occupancy. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Sublease Premises without Sublandlord's prior written consent, which consent may not be unreasonably withheld and which may impose additional reasonable and customary requirements applicable to the construction and completion of such alterations or improvements in addition to requiring Subtenant's compliance with requirements of the Master Lease. Sublandlord shall not be deemed to be unreasonable in withholding its consent to any alteration or improvement which does not conform with the use requirements under this Sublease or which is materially different from alterations or improvements customarily seen in first class laboratory space. Subtenant further acknowledges that it must

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

deliver the Sublease Premises to Sublandlord on the Sublease Expiration Date in the condition substantially the same as that on the Sublease Commencement Date subject to ordinary wear and tear and damage due to a taking or casualty (other than arising from Subtenant's failure to maintain the Sublease Premises or due to the negligence or intentional misconduct of Subtenant). Sublandlord may require Subtenant to remove, and to repair all damage to the Sublease Premises in connection therewith, any alterations made by Subtenant during the Term, at Subtenant's sole cost and expense, in connection with any vacation of the Sublease Premises by Subtenant under the terms of this Sublease.

     16.  Notice to Landlord.  Section 21(b) of the Master Lease requires
          ------------------
Sublandlord to provide thirty (30) days' written notice of this Sublease to Landlord. Sublandlord shall provide such notice promptly following the execution and delivery of this Sublease by Sublandlord and Subtenant. In the event Landlord asserts that Landlord's written consent to this Sublease is required under the Master Lease and such consent (without regard to the merit of Landlord's assertion) has not been obtained within thirty (30) days of Sublandlord's receipt of written notice from Landlord thereof, then this Sublease may be terminated by either party hereto upon notice to the other, and upon such termination neither party hereto shall have any further rights against or obligations to the other party hereto. The Sublease Term shall not be deemed to have commenced until such 30-day notice period has run and/or, if applicable, Landlord's consent has been obtained. If Subtenant has commenced occupation of the Sublease Premises pursuant to a right to do so under this Sublease prior to the expiration of such notice period or receipt of such consent, such occupancy shall be deemed to be pursuant to a revocable license which is otherwise on all the terms and conditions of this Sublease, including payment of Rent, from Sublandlord to Subtenant, which license Sublandlord may revoke at any time.

     17.  Termination of the Lease.  If for any reason the term of the Master
          ------------------------
Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated. Sublandlord shall not be liable to Subtenant by reason of Subtenant's loss of occupancy in the Sublease Premises due to such termination unless (i) such termination shall have been caused by the default of Sublandlord under the Master Lease, and said Sublandlord default was not as a result of a Subtenant default hereunder, or (ii) Subtenant is not given at least one (1) calendar month's prior written notice of the effective date of a termination of the Master Lease if such termination is the result of any election or exercise of a right or option held by Sublandlord under the Master Lease to effect such termination, or is the result of Sublandlord's mutual agreement with Landlord to terminate the Master Lease outside the parameters of the Master Lease. In the event of any voluntary termination of the Master Lease by Sublandlord, Sublandlord shall use reasonable efforts to endeavor to preserve Subtenant's occupancy of the Sublease Premises, substantially on the terms and provisions of this Sublease, for the remaining Sublease Term notwithstanding such termination. Sublandlord shall not be required to incur any cost or liability in connection with such endeavor and shall, in no event, be liable to Subtenant for any failure on the part of Sublandlord to secure such continued occupancy.

     18.  Assignment and Subletting.
          -------------------------

          (a) Independent of and in addition to any provisions of the Master Lease, including without limitation the obligation to obtain Landlord's consent to any assignment, it is understood and agreed that Subtenant shall have no right to sublet the Sublease Premises or any

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

portion thereof or any right or privilege appurtenant thereto; provided, however, that Subtenant shall have the right to assign this Sublease or any interest therein, and to suffer or permit any other person (other than agents, servants or associates of the Subtenant) to occupy or use the Sublease Premises, only upon the prior written consent of Sublandlord and Landlord, which consent shall not be unreasonably withheld. Any assignment by Subtenant without Sublandlord's prior written consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.

          (b) Subtenant shall advise Sublandlord by notice of (i) Subtenant's intent to assign this Sublease, (ii) the name of the proposed assignee and evidence reasonably satisfactory to Sublandlord that such proposed assignee is comparable in reputation, stature and financial condition to tenants then leasing comparable space in comparable buildings, and (iii) the terms of the proposed assignment. Sublandlord shall, within twenty (20) days of receipt of such notice, and any additional information requested by Landlord concerning the proposed assignee's financial responsibility, elect one of the following:

               (i)  Consent to such proposed assignment; or

               (ii) Refuse such consent, which refusal shall be on reasonable grounds.

          (c) In the event that Sublandlord shall consent to an assignment under the provisions of this Section 18, Subtenant shall pay Sublandlord's reasonable processing costs and reasonable attorneys' fees incurred in giving such consent (not to exceed $3,000 in any one instance). Notwithstanding any permitted assignment, Subtenant shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Subtenant under the Sublease and for compliance with all obligations under the terms, provisions and covenants of the Sublease. If for any proposed assignment, Subtenant receives Rent or other consideration, either initially or over the term of the assignment, in excess of the Rent required by this Sublease, after a deduction for the following: (a) any brokerage commission paid by Subtenant in connection therewith and (b) any reasonable attorneys' fees in connection with preparing and negotiating an assignment document ("Profit"), Subtenant shall pay to Sublandlord as additional Rent, fifty percent (50%) of such Profit or other consideration received by Subtenant within five (5) days of its receipt by Subtenant or, in the event the assignee makes payment directly to Sublandlord, Sublandlord shall refund fifty percent (50%) of the Profit to Subtenant after deducting (a) and (b) above.

          (d) Occupancy of all or part of the Sublease Premises by parent, subsidiary, or affiliated companies or a joint venture partnership of Subtenant shall not be deemed an assignment or subletting provided that such parent, subsidiary or affiliated companies or a joint venture partnership were not formed as a subterfuge to avoid the obligation of this Section 18. If Subtenant is a corporation, unincorporated association, trust or general or limited partnership, then the sale, assignment, transfer or hypothecation of any shares, partnership interest, or other ownership interest of such entity or the dissolution, merger, consolidation, or other reorganization of such entity, or the sale, assignment, transfer or hypothecation of the assets of such entity, shall not be deemed an assignment or sublease subject to the provisions of this
Section 18.

                                                                    TOWNE CENTRE

     19.  Limitation of Estate.  Subtenant's estate shall in all respects be
          --------------------
limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Landlord. Subtenant shall stand in the place of Sublandlord and shall defend, indemnify and hold Sublandlord harmless with respect to all covenants, warranties, obligations, and payments made by Sublandlord under or required of Sublandlord by the Master Lease with respect to the Subleased Premises. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Landlord of a term of the Master Lease, then Sublandlord's sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts in diligently pursuing the correction or cure by Landlord of Landlord's breach.

     20.  Environmental Condition.
          -----------------------

          (a)  Base Line Study.  Subtenant shall conduct a Phase I
               ---------------
Environmental Assessment (the "Base Line Study") with respect to the Sublease Premises in accordance with ASTM Standard E 1257-94 which, pursuant to such Standard, shall not include any surface or subsurface testing on the Sublease Premises. The Base Line Study shall assess the condition of the Sublease Premises as it exists prior to any occupancy thereof by Subtenant and shall be completed and approved by Subtenant as soon as possible. If the Base Line Study is not completed and approved by Subtenant on or prior to the Sublease Commencement Date, such completion and approval shall have occurred not later than thirty (30) days following the Sublease Commencement Date. Subtenant's failure to approve the results of such Base Line Study within five (5) days of its completion shall permit Subtenant to terminate this Sublease, subject, however, to Sublandlord's right (without any obligation of exercise) to cure such disapproved matter to Subtenant's reasonable satisfaction within a reasonable period of time after Sublandlord's receipt of notice of such disapproval. Subtenant shall deliver a copy of the Base Line Study to Sublandlord upon its completion. During the Term of the Sublease, Subtenant shall deliver to Sublandlord, upon Sublandlord's request therefor, copies of all notices, filings and permits delivered to, or received from, regulatory and governmental entities having jurisdiction over Subtenant's operations on the Sublease Premises with respect to the use, storage or disposal of Hazardous Substances and a current inventory of all Hazardous Substances used and/or stored on the Sublease Premises.

          (b)  Vacation.  Subtenant shall also conduct an exit environmental
               --------
assessment (the "Subtenant Exit Study") substantially the same in scope as the Base Line Study (collectively, the "Studies"). The Subtenant Exit Study shall be conducted not earlier than fifteen (15) days prior to Subtenant's vacation of the Sublease Premises. In the event the Subtenant Exit Study reveals contamination not described in the Base Line Study, then, to the extent such contamination is the result of the act or omission of Subtenant, its agents, employees, contractors, invitees or licensees, Subtenant shall promptly remediate or remove such contamination in its entirety. Subtenant shall maintain the results of the Base Line Study and the Subtenant Exit Study in strict confidence and shall not, without Sublandlord's prior written consent, which may be withheld in its sole discretion, disclose the results thereof, or any portion thereof to any third party, excepting Subtenant's directors, officers, employees, representatives and consultants on a need-to-know basis, unless Subtenant is compelled under applicable law to disclose all or any portion of said Studies. All such Studies shall be delivered to Sublandlord.

                                                                    TOWNE CENTRE

     21.  Sublandlord Entry and Inspection Rights.  In addition to all other
          ---------------------------------------
rights under the provisions of the Master Lease incorporated into this Sublease, Sublandlord expressly reserves the right to enter onto the Sublease Premises to inspect the Sublease Premises during the Term, which right shall include the right to conduct the inspections and testing in the Sublease Premises during the Term as described in Paragraph 10 of the Master Lease. Notwithstanding the foregoing, Sublandlord shall use reasonable, good faith efforts to provide Subtenant with at least twenty-four hours' prior notice (which may be telephonic) of any entry onto the Sublease Premises and to provide the names of the individuals who will be entering onto the Sublease Premises on Sublandlord's behalf. Entry onto the Sublease Premises for the purpose of showing such space to prospective subtenants or third party brokers shall be limited to the last three (3) months of the Term unless Subtenant reasonably consents to each such entry.

     22.  Entire Agreement.  It is understood and acknowledged that there are
          ----------------
no oral agreements between the parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Sublandlord to Subtenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, and the exhibits and schedules attached hereto, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Sublease. This Sublease may be executed in multiple counterparts.

     IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date first written above.


                                                 SUBLANDLORD:
                                                 -----------

                                                 GENSIA SICOR INC.,
                                                 a Delaware corporation

                                                 By:   _____________________________
                                                 Its:  _____________________________

                                                 SUBTENANT:
                                                 ---------
                                                 ILLUMINA, INC.,
                                                 a ______ corporation

                                                 By:   _____________________________
                                                 Its:  _____________________________

                                                                    TOWNE CENTRE

                                  EXHIBIT "A"

                              COPY OF MASTER LEASE
                              --------------------

                                   [Attached]


                                                                    TOWNE CENTRE

                                  EXHIBIT "B"

                                 DEMISING PLAN
                                 -------------

                                   [Attached]



                                                                    TOWNE CENTRE

                     AMENDMENT NO. 1 TO SUBLEASE AGREEMENT
                     -------------------------------------

     This Amendment No. 1 to Sublease Agreement (this "Amendment") is made as of March ___, 2000 ("Effective Date") by and between SICOR INC. (formerly known as GENSIA SICOR INC.), a Delaware corporation ("Sublandlord") and ILLUMINA, INC., a California corporation ("Subtenant").

                                    RECITALS
                                    --------

     A. Sublandlord and Subtenant are parties to that certain Sublease Agreement dated as of August 24, 1998 (the "Sublease") covering certain premises ("Sublease Premises") located at 9390 Towne Centre Drive, San Diego, California 92121, as more particularly described in the Sublease. All defined terms used in this Amendment, unless otherwise indicated herein, shall have the meanings ascribed to them in the Sublease.

     B. The Sublease Premises originally consisted of approximately 9,876 rentable square feet of premises on the first floor of the Building ("Existing Space"), as more particularly described in the Sublease. Subtenant desires to expand into approximately 5,260 rentable square feet of additional space located on the first floor of the Building ("Expansion Space"), as more particularly described in Exhibit A attached hereto.
             ---------

     C. Sublandlord and Subtenant wish to hereby modify certain terms and provisions under the Sublease and are executing this Agreement to effectuate the modification of the same.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants hereafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Amendment to Sublease. Effective as of the "Expansion Space
         ---------------------
Commencement Date" (defined below), the Sublease is hereby amended as follows:

         a.  Sublease Premises. The Sublease Premises are hereby amended to
             -----------------
mean and refer to the Existing Space and the Expansion Space (collectively, the "Sublease Premises"), which Sublease Premises shall be deemed by the parties to equal 15,136 rentable square feet.

         b.  Condition of Expansion Space. Subtenant acknowledges (i) that it
             ----------------------------
is subleasing the Expansion Space "as-is" in an unfurnished condition, (ii) that Sublandlord is not making any representation or warranty concerning the condition of the Expansion Space, and (iii) that Sublandlord is not obligated to perform any work to prepare the Expansion Space for Subtenant's occupancy other than to deliver the same in broom-clean condition.

         c.  Demising Plan. The Demising Plan attached to the Sublease as
             -------------
Exhibit B is hereby deleted and replaced with the Demising Plan attached hereto
---------
as Exhibit B.
   ---------

         d.  Base Rental. Section 4(a) of the Sublease is hereby amended to
             -----------
provide that, beginning as of the Expansion Space Commencement Date, and thereafter during the Term of the Sublease and ending on the Sublease Expiration Date, unless extended pursuant to Section 2(b) of the Sublease, Subtenant shall pay to Sublandlord monthly installments of Base Rental in the amount of Three and 50/100 Dollars ($3.50) per rentable square foot of Sublease Premises each month (i.e., $52,976).

         e.  Expansion Space Commencement Date. The Expansion Space
             ---------------------------------
Commencement Date shall be the earlier of (i) the date the existing subtenant of the Expansion Space vacates such Expansion Space and Sublandlord delivers the same to Subtenant in the condition required hereunder or (ii) the date upon which Subtenant, or any person occupying any of said Expansion Space with Subtenant's permission, commences business operations from the Expansion Space ("Expansion Space Commencement Date") and end on the Sublease Expiration Date.

         f.  Security Deposit. On or before the Effective Date, Subtenant shall
             ----------------
deposit with Sublandlord, in immediately available funds, an additional Deposit equal to Three and 50/100 Dollars per rentable square foot of the Expansion Space (i.e., $18,410). Such additional sum, along with the Deposit described in
Section 5 of the Sublease shall be collectively referred to as the "Deposit" and shall be held on the same terms and conditions set forth in Section 5 of the Sublease.

     2.  Effect of Amendment. Except as expressly amended under this Amendment,
         -------------------
all provisions of the Sublease shall remain in full force and effect. In the event of any conflict between this Amendment and the Sublease, this Amendment shall control to the extent of such conflict.

     3.  Entire Agreement. This Amendment constitutes the entire agreement
         ----------------
between the parties pertaining to the subject matter hereof, and the final, complete and exclusive expression of the terms and conditions thereof. All prior agreements, representations, negotiations and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same binding agreement.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Sublease as of the date written below:

Dated: March __, 2000

"Subtenant"                                "Sublandlord"
ILLUMINA, INC.,                            SICOR INC.,
a California corporation                   a Delaware corporation

By:  _____________________                 By:  _____________________
Name:  ___________________                 Name:  ___________________
Its:  ____________________                 Its:  ____________________

                                   EXHIBIT A
                                   ---------

                                Expansion Space
                                ---------------

                                   [Attached]

                                   EXHIBIT B
                                   ---------

                                 Demising Plan
                                 -------------

                                   [Attached]